Subsequent Event	12 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 20 - Subsequent Event

On September 13, 2014, the directors of Delta Advanced Materials Limited (“Delta”), our wholly-owned Hong Kong subsidiary, approved a resolution for a cash dividends distribution of $35,000,000 to Mr. Yan Hong, Mr. Shen Lei and Mr. Chao Xin (together, the “Dividend Recipients”) in accordance with their respective percentage shareholdings in Delta as follows: (i) $392,000 to Mr. Yan Hong; (ii) $392,000 to Mr. Shen Lei; and (iii) $34,216,000 to Mr. Chao Xin. The dividends have not been paid.

On July 20, 2017, each of the Dividend Recipients executed a Deed Poll and Undertaking to unconditionally and irrevocably waive his right and entitlement to the dividend and undertake not to take any action against Delta in connection therewith. The said waivers were accepted and approved by the board of directors of Delta on July 20, 2017.

On July 26, 2017, the financial loan dispute of which the Company was defendant with an aggregated indemnity balance $3,499,219 was adjudicated by the Court. The Company was requested to repay the aggregated delinquent balances of $3,499,219 to Danyang branch of China Construction Bank. The repayment has not yet settled as of November 15, 2017.

Except for the above, there were no events or transactions other than those disclosed in this report, if any, that would require recognition or disclosure in our financial statements for the year ended June 30, 2017.